Exhibit 10.64
                            AMENDMENT NO. 1
                                  TO
          SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                                  AND
          SECOND AMENDED AND RESTATED RELATED PARTY GUARANTY

          THIS AMENDMENT No. 1 ("Amendment") dated as of September 30, 1996 by and among IMC GLOBAL INC., a Delaware corporation ("Global"), THE VIGORO CORPORATION, a Delaware corporation ("Vigoro"), the PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and PRUCO LIFE INSURANCE COMPANY ("Pruco"). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in each of the "Purchase Agreement" and the "Guaranty" (as defined below), as applicable.

                              WITNESSETH:

          WHEREAS, Global, Vigoro, Prudential and Pruco are parties to that certain Second Amended and Restated Note Purchase Agreement dated as of February 28, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement");

          WHEREAS, Global, Vigoro and Prudential are parties to that certain Second Amended and Restated Related Party Guaranty dated as of February 28, 1996 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") in connection with that certain Second Amended and Restated Note Purchase Agreement dated as of February 28, 1996 among Kalium Canada, Ltd. and Prudential;

          WHEREAS, Global has requested that Prudential and Pruco amend the Purchase Agreement and the Guaranty on the terms and conditions set forth herein in order to modify certain covenants contained therein and make certain other correlative changes resulting therefrom;

          WHEREAS, Prudential and Pruco have agreed to enter into this Amendment on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Global, Vigoro, Prudential and Pruco hereby agree as follows.
          1. Amendments to the Purchase Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Purchase Agreement is hereby amended as follows:

          1.1. Section 5A(ii)(b) of the Purchase Agreement is hereby amended to delete the terms contained therein in their entirety and to substitute the following therefor:

     "(b) for fiscal year 1996 only, a Consolidated unaudited balance sheet of each Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated unaudited statements of income of such Borrower and its Subsidiaries for such fiscal year"


          1.2. Section 5A(iv) of the Purchase Agreement is hereby amended to delete the phase "6B(2)(ii)(M)" now occurring therein and to substitute the following therefor: "6B(2)(ii)(L)"; and to delete the term "6B(2)(iii)(G)" now occurring therein.

          1.3. Section 5K(b) of the Purchase Agreement is hereby amended to delete the phrase "interest payable" now occurring therein and to substitute the following therefor: "interest charges".

          1.4. Section 6B(2)(ii)(G) of the Purchase Agreement is hereby amended to delete the phrase ", which, prior to the Release Date, shall not exceed, in the aggregate, $300,000,000 at any time outstanding" now occurring therein.

          2. Amendments to the Guaranty. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Guaranty is hereby amended as follows:

          2.1. Section 5A(ii)(b) of the Guaranty is hereby amended to delete the terms contained therein in their entirety and to substitute the following therefor:

     "(b) for fiscal year 1996 only, a Consolidated unaudited balance sheet of each Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated unaudited statements of income of such Borrower and its Subsidiaries for such fiscal year"

          2.2. Section 5A(iv) of the Guaranty is hereby amended to delete the phrase "6B(2)(ii)(M)" now occurring therein and to substitute the following therefor: "6B(2)(ii)(L)"; and to delete the term "6B(2)(iii)(G)" now occurring therein.

          2.3. Section 5J(b) of the Guaranty is hereby amended to delete the phrase "interest payable" now occurring therein and to substitute the following therefor: "interest charges".

          2.4. Section 6B(2)(ii)(G) of the Guaranty is hereby amended to delete the phrase ", which, prior to the Release Date, shall not exceed, in the aggregate, $300,000,000 at any time outstanding" now occurring therein.

          3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date"), if, and only if Prudential shall have received duly executed originals of this Amendment from Global, Vigoro, Prudential and Pruco.

          4. Representations and Warranties of Global and Vigoro. Global and Vigoro hereby represent and warrant as follows:

          (a) This Amendment, the Purchase Agreement and the Guaranty as previously executed and as amended hereby, constitute legal, valid and binding obligations of Global and Vigoro and are enforceable against Global and Vigoro in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, Global and Vigoro hereby reaffirm all covenants, representations and warranties made in each of the Purchase Agreement and the Guaranty to the extent the same are not amended hereby, agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          5.  Reference to the Effect on the Purchase Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Purchase Agreement to "this Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby.

          (b)  Except as specifically amended above, the Purchase
Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential or Pruco, nor constitute a waiver of any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6.  Reference to the Effect on the Guaranty.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Guaranty to "this Guaranty," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Guaranty as amended hereby.

          (b) Except as specifically amended above, the Guaranty and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential, nor constitute a waiver of any provision of the Guaranty or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. Entire Agreement. This Amendment, taken together with the Purchase Agreement, the Guaranty and all of the other Transaction Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

          10. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (without regard to the conflict of laws provisions) of the State of Illinois.


          11. No Course of Dealing. Prudential and Pruco have entered into this Amendment on the express understanding with Global and Vigoro that in entering into this Amendment Prudential and Pruco are not establishing any course of dealing with Global and Vigoro.
Prudential's and Pruco's rights to require strict performance with all the terms and conditions of the Purchase Agreement and the Guaranty as amended by this Amendment and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment.
          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                               IMC GLOBAL INC.


                               By:
                                  Name:
                                  Title:


                               THE VIGORO CORPORATION


                               By:
                                  Name:
                                  Title:

                               THE PRUDENTIAL INSURANCE
                               COMPANY OF AMERICA


                               By:
                                  Name:
                                  Title:

                               PRUCO LIFE INSURANCE COMPANY

                               By:
                                  Name:
                                  Title: